                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2002
--------------------------------------------------------------------------------

This Prospectus describes the three (3) Portfolios* offered by EQ Advisors Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


                                DOMESTIC PORTFOLIO
                                ------------------
                         EQ/Capital Guardian Research



                        INTERNATIONAL STOCK PORTFOLIO
                        -----------------------------
                           EQ/Alliance International



                             FIXED INCOME PORTFOLIO
                             ----------------------
                 EQ/Alliance Intermediate Government Securities








 * Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 14

                                                               EQ Advisors Trust

OVERVIEW

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EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-nine (39) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA or Class IB shares of three (3) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio. Information on the Portfolios, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to the Portfolios. The day-to-day portfolio management of the Portfolios is provided by the investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.


2 OVERVIEW                                                   EQ Advisors Trust

Table of contents
--------------------------------------------------------------------------------


 1. Summary Information Concerning EQ
    Advisors Trust                                        4
-------------------------------------------------------------

 2. About the Investment Portfolios                       5
-------------------------------------------------------------
   DOMESTIC PORTFOLIO                                     6
      EQ/Capital Guardian Research                        6
   INTERNATIONAL STOCK PORTFOLIO                          7
      EQ/Alliance International                           7
   FIXED INCOME PORTFOLIO                                 9
      EQ/Alliance Intermediate Government Securities      9

 3. More Information on Principal Risks                  12
-------------------------------------------------------------

 4. Management of the Trust                              15
-------------------------------------------------------------
   The Trust                                             15
   The Manager                                           15
   Management Fees                                       15
   Expense Limitation Agreement                          16

 5. Fund Distribution Arrangements                       17
-------------------------------------------------------------

 6. Purchase and Redemption                              18
-------------------------------------------------------------

 7. How Assets are Valued                                19
-------------------------------------------------------------

 8. Tax Information                                      20
-------------------------------------------------------------

 9. Financial Highlights                                 21
-------------------------------------------------------------

EQ Advisors                                               Table of contents  3

1. SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST
--------------------------------------------------------------------------------

The following chart highlights the three (3) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC.* The chart and accompanying information identify the Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 12.


--------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO                        INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH     Seeks long-term growth of capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                 PRINCIPAL RISKS
--------------------------------------------------------------------------------
Equity securities primarily of U.S.             General investment, equity, and
issuers and securities whose                    foreign securities risks
principal markets are in the United States

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO                     INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL     Seeks long-term growth of capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES           PRINCIPAL RISKS
--------------------------------------------------------------------------------
Equity securities selected                General investment, equity, foreign
principally to permit participation       securities, growth investing, value
in non-U.S. companies with                investing, and derivatives risks
prospects for growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO                                 INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE                  Seeks to achieve high current income
GOVERNMENT SECURITIES                     consistent with relative stability of
                                          principal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES          PRINCIPAL RISKS
--------------------------------------------------------------------------------
Securities issued or guaranteed by       General investment, fixed income,
the U.S. Government, including           leveraging, derivatives, and
repurchase agreements and forward        portfolio turnover risks
commitments related to U.S.
Government securities, debt
securities of non-governmental
issuers that own mortgages, short
sales, the purchase or sale of
securities on a when-issued or
delayed delivery basis,
derivatives, and securities lending

--------------------------------------------------------------------------------

* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.




4 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST             EQ Advisors Trust

2. ABOUT THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.


THE BENCHMARKS

The performance of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index with similar investment objectives. The Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.


EQ Advisors Trust                             ABOUT THE INVESTMENT PORTFOLIOS  5

DOMESTIC PORTFOLIO

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.


THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Equity Risk

 o Foreign Securities Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999.The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-----------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-----------------------------------------------

[GRAPHIC OMITTED]

Percentage       5.92%        -2.04%
-----------------------------------------------
Year             2000          2001

--------------------------------------------------------------------------------
Best quarter:                       Worst quarter:
14.92% (2001 4th Quarter)           (14.22)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE
                                              ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research Portfolio
 - Class IB Shares                             ( 2.04)%         4.03%
--------------------------------------------------------------------------------
 S&P 500 Index*                                (11.88)%        (4.31)%
--------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.



The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals' research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.


6 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

INTERNATIONAL STOCK PORTFOLIO

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The growth portion of the Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far
East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

--------------------------------------------------------------------------------
  These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.
--------------------------------------------------------------------------------

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

         Emerging Market Risk

     o Growth Investing Risk

     o Value Investing Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.


EQ Advisors Trust                             ABOUT THE INVESTMENT PORTFOLIOS  7

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Percentage       1997        1998           1999         2000       2001
--------------------------------------------------------------------------------
Year            -2.98%      10.6%          37.31%      -22.77%     -22.88%

--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 25.49% (1999 4th Quarter)           (16.32)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                 ONE YEAR       FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance International
   Portfolio -- Class IA
   Shares                        (22.88)%         (2.60)%        1.03%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                (21.44)%          0.89%         2.87%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit ("Bernstein"). This team approach pairs the growth expertise of Alliance Capital with the highly regarded members of its Value Investment Policy Group. SANDRA YEAGER has been responsible for the day-to day management of the growth portion of the Portfolio and its predecessor since January 1999. Ms. Yeager, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. The Value Investment Policy Group is comprised of key senior investment professionals of Bernstein and it has been responsible for day-to-day management of the value portion of the Portfolio since September 1, 2001.


8 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

FIXED INCOME PORTFOLIO

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.

--------------------------------------------------------------------------------
   Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but not less than ten years.
--------------------------------------------------------------------------------

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.


In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.


EQ Advisors Trust                             ABOUT THE INVESTMENT PORTFOLIOS  9

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

--------------------------------------------------------------------------------
   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.
--------------------------------------------------------------------------------

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.


THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Derivatives Risk

 o Fixed Income Risk

    Asset-Backed Securities Risk

    Credit Risk

    Interest Rate Risk

    Investment Grade Securities Risk

    Mortgage-Backed Securities Risk

 o Leveraging Risk

 o Portfolio Turnover Risk

 o Securities Lending Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Percentage   1992      1993      1994    1995    1996     1997     1998      1999    2000     2001
---------------------------------------------------------------------------------------------------
Year         5.4%      10.3%     -4.6%   13.1%   3.5%     7.0%     7.5%     -0.23%   8.99%    7.98%

--------------------------------------------------------------------------------
 Best quarter (% and time period)     Worst quarter (% and time period)
 4.83% (2001 3rd Quarter)             (0.83)% (1999 2nd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Intermediate
   Government Securities
   Portfolio -- Class IB Shares      7.98%         6.18%          5.77%
--------------------------------------------------------------------------------
 Lehman Intermediate
   Government Bond Index**           8.42%         7.06%          6.65%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the preceding section "The
   Benchmarks."

10 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance Capital has been associated with Alliance Capital for the past five years. Mr. Feingold is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital and its predecessor, Sanford C. Bernstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.


EQ Advisors Trust                            ABOUT THE INVESTMENT PORTFOLIOS  11

3.  MORE INFORMATION ON PRINCIPAL RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each of the Portfolios is subject to the following risks:

      ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

      MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

      SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," the Portfolio's may also be subject to the following risks:

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

      FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.



      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in re-


12 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust
      sponse to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

      CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

      EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

      GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

      POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

      REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

      TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.



GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings

EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  13
forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/Alliance Intermediate Government Securities Portfolio may make secured loans of its portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


14 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust

4. MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.


MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio's average daily net assets) that the Manager received in 2001 for managing the Portfolios and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2001

--------------------------------------------------------------------
                                                     RATE OF
                                                      FEES
                                                     WAIVED
                                     ANNUAL            AND
                                      RATE          EXPENSES
 PORTFOLIOS                         RECEIVED       REIMBURSED
--------------------------------------------------------------------
 EQ/Alliance International            0.85%          0.00%
 EQ/Alliance Intermediate             0.50%          0.00%
   Government Securities
 EQ/Capital Guardian Research         0.65%          0.10%
--------------------------------------------------------------------

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.


EQ Advisors Trust                                    MANAGEMENT OF THE TRUST  15

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2003 the expenses of the EQ/ Capital Guardian Research Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following expense ratio:

EXPENSE LIMITATION PROVISIONS
----------------------------------------------------------
                                     TOTAL EXPENSES
                                    LIMITED TO (% OF
 PORTFOLIO                          DAILY NET ASSETS)
----------------------------------------------------------
 EQ/Capital Guardian Research              0.70%
----------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses


16 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

5. FUND DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.


EQ Advisors Trust                           FUND DISTRIBUTION ARRANGEMENTS  17

6. PURCHASE AND REDEMPTION
--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.


18 PURCHASE AND REDEMPTION                                   EQ Advisors Trust

7. HOW ASSETS ARE VALUED
--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:


                         TOTAL MARKET VALUE     CASH AND
                            OF SECURITIES   + OTHER ASSETS - LIABILITIES
     NET ASSET VALUE =   -----------------------------------------------
                                    NUMBER OF OUTSTANDING SHARES

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.


Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o  SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

EQ Advisor Trust                                       HOW ASSETS ARE VALUED  19

8.  TAX INFORMATION
--------------------------------------------------------------------------------

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.


20 TAX INFORMATION                                           EQ Advisors Trust

9. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE INTERNATIONAL PORTFOLIO(d):



                                                                       CLASS IA
                                    ------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
                                        2001             2000             1999           1998            1997
                                    ------------ ------------------- -------------- -------------- ---------------
Net asset value, beginning of
  period ..........................    $ 10.62         $  15.03          $  11.13      $  10.27      $  11.50
                                       -------         --------          --------      --------      --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................       0.02            (0.01)             0.08          0.09          0.10
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.42)           (3.33)             4.07          0.97         (0.45)
                                       -------         --------          --------      --------      --------
 Total from investment
  operations ......................      (2.40)           (3.34)             4.15          1.06         (0.35)
                                       -------         --------          --------      --------      --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        --             (0.05)              --          (0.20)        (0.32)
 Distributions from realized
  gains ...........................      (0.19)           (1.02)            (0.25)          --          (0.56)
                                       -------         --------          --------      --------      --------
 Total dividends and
  distributions ...................      (0.19)           (1.07)            (0.25)        (0.20)        (0.88)
                                       -------         --------          --------      --------      --------
Net asset value, end of period         $  8.03         $  10.62          $  15.03      $  11.13      $  10.27
                                       =======         ========          ========      ========      ========
Total return ......................     (22.88)%         (22.77)%           37.31%        10.57%        (2.98)%
                                       =======         ========          ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $167,610        $ 228,325          $268,541       $204,767     $190,611
Ratio of expenses to average
  net assets ......................       1.10%            1.16%(c)          1.08%          1.06%        1.08%
Ratio of net investment
  income (loss) to average
  net assets ......................       0.17%           (0.03)%(c)         0.70%          0.81%        0.83%
Portfolio turnover rate ...........         77%              80%              152%            59%          59%



                                                                        CLASS IB
                                    --------------------------------------------------------------------------------
                                                                                                        MAY 1,
                                                      YEAR ENDED DECEMBER 31,                          1997* TO
                                    ------------------------------------------------------------     DECEMBER 31,
                                         2001             2000             1999         1998             1997
                                    ------------- ------------------- ------------- ------------ -------------------
Net asset value, beginning of
  period ..........................   $  10.55       $     14.96        $  11.11    $  10.26        $     11.39
                                      --------       -----------        --------    --------        -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................       --#              (0.01)           0.04        0.05               0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.42)            (3.33)           4.06         0.98             (0.31)
                                      --------       -----------        --------    --------        -----------
 Total from investment
  operations ......................      (2.42)            (3.34)           4.10        1.03              (0.29)
                                      --------       -----------        --------    --------        -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        --              (0.05)            --        (0.18)             (0.28)
 Distributions from realized
  gains ...........................      (0.19)            (1.02)          (0.25)        --               (0.56)
                                      --------       -----------        ---------   --------        -----------
 Total dividends and
  distributions ...................      (0.19)            (1.07)          (0.25)      (0.18)             (0.84)
                                      --------       -----------        ---------   --------        -----------
Net asset value, end of period        $   7.94       $     10.55        $  14.96    $  11.11        $     10.26
                                      ========       ===========        =========   ========        ===========
Total return ......................     (23.23)%          (22.86)%         36.90%      10.30%             (2.54)%(b)
                                      ========       ===========        ========    ========        ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $36,054           $37,171         $18,977      $7,543             $3,286
Ratio of expenses to average
  net assets ......................       1.35%             1.41%(c)        1.33%       1.31%              1.38%(a)
Ratio of net investment
  income (loss) to average
  net assets ......................      (0.08)%           (0.28)%(c)       0.36%       0.44%              0.20%(a)
Portfolio turnover rate ...........         77%               80%            152%         59%                59%



EQ Advisors Trust                                       FINANCIAL HIGHLIGHTS  21

        EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):

                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         2001          2000         1999         1998          1997
                                    -------------- ------------ ------------ ------------ --------------
Net asset value, beginning of
  period ..........................      $    9.46    $  9.18      $  9.67      $  9.44         $   9.29
                                         --------     -------      -------      -------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............          0.37        0.55         0.50         0.50             0.53
 Net realized and unrealized
  gain (loss) on
  investments .....................          0.41        0.30        (0.49)        0.21             0.13
                                         --------     -------      --------     -------         --------
 Total from investment
  operations ......................          0.78        0.85         0.01         0.71             0.66
                                         --------     -------      --------     -------         --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............         (0.36)      (0.56)       (0.50)       (0.48)           (0.51)
 Tax return of capital
  distributions ...................           --        (0.01)         --            -               --
                                         --------     -------      -------      -------         --------
 Total dividends and
  distributions ...................         (0.36)      (0.57)       (0.50)       (0.48)           (0.51)
                                         --------     -------      -------      -------         --------
Net asset value, end of period           $   9.88     $  9.46      $  9.18      $  9.67         $   9.44
                                         ========     =======      =======      =======         ========
Total return ......................          8.23%       9.27%        0.02%        7.74%            7.29%
                                         ========     =======      =======      =======         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................      $241,071    $142,822     $156,864     $153,383         $115,114
Ratio of expenses to average
  net assets ......................        0.62%         0.58%        0.55%        0.55%            0.55%
Ratio of net investment
  income to average net
  assets ..........................        4.84%         5.83%        5.16%        5.21%            5.61%
Portfolio turnover rate ...........         463%          541%         408%         539%             285%


                                                                   CLASS IB
                                    ----------------------------------------------------------------------
                                                                                               MAY 1,
                                                   YEAR ENDED DECEMBER 31,                    1997* TO
                                    -----------------------------------------------------   DECEMBER 31,
                                         2001         2000          1999         1998           1997
                                    ------------- ------------ ------------- ------------ ----------------
Net asset value, beginning of
  period ..........................   $   9.43      $  9.15       $   9.66     $  9.43         $  9.27
                                      --------      -------       --------     -------         -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.35         0.52           0.47        0.47            0.32
 Net realized and unrealized
  gain (loss) on
  investments .....................       0.39         0.31          (0.49)       0.22            0.22
                                      --------      -------       --------     -------         -------
 Total from investment
  operations ......................       0.74         0.83          (0.02)       0.69            0.54
                                      --------      -------       --------     -------         -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.34)       (0.54)         (0.49)      (0.46)          (0.38)
 Tax return of capital
  distributions ...................        --         (0.01)           --          --              --
                                      --------      -------       --------     --------        -------
 Total dividends and
  distributions ...................      (0.34)       (0.55)         (0.49)      (0.46)          (0.38)
                                      --------      -------      ---------     -------         -------
Net asset value, end of period        $   9.83      $  9.43       $   9.15     $  9.66         $  9.43
                                      ========      =======      ========      =======         =======
Total return ......................       7.98%        8.99%        (0.23)%       7.48%           5.83%(b)
                                      ========      =======      ========      =======         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $204,870      $71,267       $45,911      $30,898          $5,052
Ratio of expenses to average
  net assets ......................       0.87%        0.83%         0.80%        0.80%           0.81%(a)
Ratio of net investment
  income to average net
  assets ..........................       4.59%        5.55%         4.91%        4.87%           5.15%(a)
Portfolio turnover rate ...........        463%         541%          408%         539%            285%

22 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

                    EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO:




                                                                                                     CLASS IB
                                                                                  ----------------------------------------------
                                                                                                                 MAY 1, 1999*
                                                                                    YEAR ENDED DECEMBER 31,           TO
                                                                                  ---------------------------    DECEMBER 31,
                                                                                        2001          2000           1999
                                                                                  --------------- ----------- ------------------
Net asset value, beginning of period ............................................       $11.18      $10.69          $10.00
                                                                                        ------      ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................         0.02        0.04            0.02
  Net realized and unrealized gain (loss) on investments and foreign currency            (0.25)       0.59            0.69
  transactions
  Total from investment operations ..............................................        (0.23)       0.63            0.71
                                                                                        ------      ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................        (0.02)      (0.04)          (0.02)
  Distributions from realized gains .............................................            -       (0.10)              -
                                                                                        ------      ------          ------
  Total dividends and distributions .............................................        (0.02)      (0.14)          (0.02)
                                                                                        ------      ------          ------
Net asset value, end of period ..................................................       $10.93      $11.18          $10.69
                                                                                        ======      ======          ======
Total return ....................................................................        (2.04)%      5.92%           7.10%(b)
                                                                                        ======      ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $111,944      $77,959         $33,903
Ratio of expenses to average net assets after waivers ...........................         0.95%       0.95%           0.95%(a)
Ratio of expenses to average net assets before waivers ..........................         1.05%       1.06%           1.35%(a)
Ratio of net investment income to average net assets after waivers ..............         0.26%       0.47%           0.37%(a)
Ratio of net investment income (loss) to average net assets before waivers ......         0.16%       0.37%             (0.03)%(a)
Portfolio turnover rate .........................................................           30%         38%             36%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................       $ 0.01      $ 0.01          $ 0.02

---------
*     Commencement of Operations

#     Per share amount is less than $0.01.

(a)   Annualized

(b)   Total return is not annualized.

(c) Reflects overall fund ratios for investment income and non-class specific expense.

(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(e) For periods through December 31, 2000, net investment income and capital changes per share are based on monthly average shares outstanding.


EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  23

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953